SCHEDULE 14A
                         (Rule 14a-101)

                 INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
          Exchange Act of 1934 (Amendment No.                )

Filed by the registrant    x

Filed by a party other than the registrant

Check the appropriate box:

   Preliminary proxy statement
x  Definitive proxy statement
   Definitive additional materials
   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      Citizens Bancshares Corporation
               (Name of Registrant as Specified in Its Charter)

                      Citizens Bancshares Corporation
               (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

     $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).

     Fee computed on table below per Exchange Act
     Rules 14a-6(i)(4) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transactions applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          (4)  Proposed maximum aggregate value of transaction:


           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:


          (2)  Form, schedule or registration statement no.:


          (3)  Filing party:


          (4)  Date filed:



                 CITIZENS BANCSHARES CORPORATION
               175 John Wesley Dobbs Avenue, N.E.
                     Atlanta, Georgia  30303
                         (404) 659-5959


                 NOTICE OF THE ANNUAL MEETING TO
                      BE HELD MAY 26, 1999

To the Shareholders of CITIZENS BANCSHARES CORPORATION:

     Notice is hereby given that the Annual Shareholders' Meeting of Citizens Bancshares Corporation will be held on Wednesday, May 26, 1999, at 11:00 a.m., at the Atlanta Life Insurance Company, Herndon Plaza, 100 Auburn Avenue, N.E., Atlanta, Georgia, for the following purposes:

     (1) To elect six (6) directors (to serve until the next annual meeting and until their successors are elected and qualified).

     (2)  To   approve  an  amendment  to  the  Articles   of
          Incorporation of the Company which would authorize the issuance of non-voting common stock.

     (3)  To  approve  the  Citizens Bancshares  Corporation
          Employee Stock Purchase Plan.

     (4)  To  approve  the  Citizens Bancshares  Corporation
          1999 Incentive Stock Option Plan.

     (5)  To  transact  such other business as may  properly
          come   before  the  meeting  or  any  adjournments
          thereof.

      The Board of Directors has fixed the close of business on April 15, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

      All shareholders are requested to mark, date, sign and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.

                         By Order of the Board of Directors,



                         James E. Young
                         President and Chief Executive Officer
May 7, 1999


                 CITIZENS BANCSHARES CORPORATION
               175 John Wesley Dobbs Avenue, N.E.
                     Atlanta, Georgia  30303
                         (404) 659-5959




                           May 7, 1999




To the Shareholders of CITIZENS BANCSHARES CORPORATION:

     You are cordially invited to attend the Annual Shareholders' Meeting of Citizens Bancshares Corporation (the "Company") to be held on Wednesday, May 26, 1999. Official Notice of the meeting, the Proxy Statement of management of the Company and the Company's 1998 Annual Report accompany this letter.

     The principal purposes of the meeting are to elect directors of the Company for the coming year, approve the Citizens Bancshares Corporation Employee Stock Purchase Plan and the Citizens Bancshares Corporation 1999 Incentive Stock Option Plan, and approve an amendment to the Articles of Incorporation of the Company which will authorize the issuance of non-voting common stock. We will also review the operations and recent developments of the Company and the Bank for the past year.

      Whether or not you plan to attend the meeting, please mark, date and sign the enclosed form of proxy, and return it to the Company in the envelope provided as soon as possible so that your shares can be voted at the Annual Meeting.

                              Very truly yours,



                              James E. Young
                              President and Chief Executive Officer

                         PROXY STATEMENT
                               OF
                 CITIZENS BANCSHARES CORPORATION
                for the Annual Meeting to be Held
                          May 26, 1999

               ___________________________________


                          INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Shareholders' Meeting and at any adjournments thereof. The Shareholders' Meeting will be held on Wednesday, May 26, 1999 at 11:00 a.m., at the Atlanta Life Insurance Company, Herndon Plaza, 100 Auburn Avenue, N.E., Atlanta, Georgia. The purpose of the Annual Shareholders' Meeting of the Company is to elect six (6) directors for a one-year term until the next annual meeting, to amend the Articles of Incorporation to authorize the issuance of non-voting common stock, and to approve the Citizens Bancshares Corporation Employee Stock Purchase Plan and the Citizens Bancshares Corporation 1999 Incentive Stock Option Plan.

      The accompanying form of proxy is for use at the Annual Shareholders' Meeting of the Company. A shareholder may use this proxy if he or she is unable to attend the meeting in person or wishes to have his or her shares voted by proxy even if the shareholder does attend the meeting. Shareholders who sign proxies have the right to revoke them at any time before they are voted either by written notice of revocation which is received at the Company's Main Office before the meeting or by the Secretary at the meeting or by attending the meeting and voting in person. All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted as directed, and where no direction is given, the shares represented by such proxies will be voted for the election of directors listed thereon. The Board of Directors of the Company is not aware of any other matters which may be presented for action at the meeting, but if other matters do properly come before the meeting, it is intended that shares represented by proxies will be voted by the persons named in the proxies in accordance with their best judgment.

      Solicitation of proxies may be made in person or by mail, telephone or facsimile by directors, officers and regular employees of the Company or Citizens Trust Bank (the "Bank") who will not be specially compensated for such solicitations. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and to secure their voting instructions, if necessary, and will be reimbursed for their expenses incurred in sending proxy materials to beneficial owners. The Company will bear the cost associated with solicitation of proxies and other expenses associated with the Shareholders' Meeting.

                  Record Date and Voting Rights

      Each shareholder of record of the Company at the close of business on April 15, 1999 (the "Record Date") is entitled to notice of and to vote at the Shareholders' Meeting. As of the close of business on the Record Date, the Company had 5,000,000 shares of common stock ("Common Stock"), $1.00 par value, authorized, of which 2,164,065 shares were issued and outstanding and held of record by 1,343 shareholders. Each such share is entitled to one vote on matters to be presented at the meeting.


               PROPOSAL 1 - ELECTION OF DIRECTORS

                            Nominees

      The Board proposes that the current slate of directors be reelected as directors of the Company to serve an additional one-year term and until their successors are duly elected and qualified. If any of these nominees should become unavailable to serve as a director (which is not now anticipated), then the persons named as proxies reserve full discretion to vote for any other person or persons as may be nominated. The affirmative vote of a majority of the shares voted is required for the election of directors.

     The table below sets forth for each director nominee (a) the person's name, (b) his or her age at April 15, 1999, (c) the year he or she was first elected as a director, and (d) his or her position with the Company other than as a director and his or her other business experience for the past five years.

                        Director Nominees

             To Serve a Term of One Year Until 2000

                            Year
                            First    Position with the Company;
       Name           Age  Elected       Business Experience

Herman J. Russell    68    1972    Chairman of the Board  of  the
                                   Company;   Chairman   of   the
                                   Board  of H.J. Russell  &  Co.
                                   (construction,   real   estate
                                   and     wholesale     building
                                   supplies distributor )

Gregory T.           50    1998    Vice Chairman of the Board  of
Baranco 1/                         the     Company;    President,
                                   Baranco   Pontiac-GMC   Truck,
                                   Inc.    (automotive   dealer);
                                   Chairman   of  the  Board   of
                                   Atlanta     Life     Insurance
                                   Company;  previously  Chairman
                                   of    the   Board   of   First
                                   Southern Bancshares, Inc.  and
                                   First Southern Bank

Thomas E. Boland     64    1995    Special   Counsel    to    the
                                   President      of       Mercer
                                   University;         previously
                                   Chairman   of  the  Board   of
                                   Wachovia Bank of Georgia

Bernard H.           39    1998    President, Bronner Brothers  ,
Bronner 1/                         Inc.   (hair  care  products);
                                   President, Upscale Magazine

Johnnie L. Clark     67    1982    Certified Public
                                   Accountant/Consultant;
                                   Chairman,  Board  of  Trustees
                                   of   Southwest  Hospital   and
                                   Medical   Center;   previously
                                   President  and Chief Executive
                                   Officer  of  the Company  from
                                   July 1997 to February 1998

James E. Young 2/    50    1998    President  and Chief Executive
                                   Officer    of   the   Company;
                                   previously    President    and
                                   Chief  Executive  Officer   of
                                   First   Southern   Bancshares,
                                   Inc. and First Southern Bank
__________________
1/ Has served as a director of First Southern Bancshares, Inc. (which merged with the Company on January 30, 1998) and First Southern Bank since 1989.

2/   Has served as a director of First Southern Bancshares,  Inc.
(which  merged  with the Company on January 30, 1998)  and  First
Southern Bank since 1993.


        Meetings of Committees and the Board of Directors

      During the year ended December 31, 1998, the Board of Directors of the Company held three meetings. Every director attended all of the Board meetings, except Bernard Bronner, who attended one of the three meetings. In addition, the Board of Directors of the Bank held twelve meetings in 1998.

     The Board of Directors of the Company does not have standing
Audit, Compensation or Nominating Committees.

      While the Board of Directors of the Company does not have a standing Nominating Committee nor a formal procedure for individual shareholders to submit recommendations of persons to be considered as directors of the Company, the Board will consider any such recommendation if delivered in writing to James E. Young, Citizens Bancshares Corporation, 175 John Wesley Dobbs Avenue, N.E., Atlanta, Georgia 30303.


                       Principal Officers

      The table set forth below shows for each principal officer of the Company (a) the person's name, (b) his age at April 15, 1999, (c) the year he was first elected as an officer of the Company, and (d) his present position with the Company and the Bank and other business experience for the past five years, if he has been employed by the Company or the Bank for less than five years.

                               Year
                               First   Position with the Company;
        Name            Age   Elected      Business Experience

James E. Young           50    1998   President     and      Chief
                                      Executive  Officer  of   the
                                      Company   and   the    Bank;
                                      previously   President   and
                                      Chief  Executive Officer  of
                                      First  Southern  Bancshares,
                                      Inc.   and   First  Southern
                                      Bank (1993-1998)

Willard C. Lewis         38    1998   Senior    Executive     Vice
                                      President     and      Chief
                                      Operating  Officer  of   the
                                      Company      and       Bank;
                                      previously  Executive   Vice
                                      President     and      Chief
                                      Operating Officer  of  First
                                      Southern  Bancshares,   Inc.
                                      and   First  Southern   Bank
                                      (1991-1998)

Samuel J. Cox            41    1998   Senior  Vice  President  and
                                      Chief  Financial Officer  of
                                      the   Bank   and   Assistant
                                      Treasurer  of  the  Company;
                                      previously    Senior    Vice
                                      President and Controller  of
                                      First  Southern Bank  (1996-
                                      1998); Manager of Audit  and
                                      Computer Consulting,  Banks,
                                      Finley,  White & Co.  (1993-
                                      1995)


                     EXECUTIVE COMPENSATION

      The following table sets forth certain summary information concerning the compensation paid to James E. Young, the President and Chief Executive Officer of the Company and the Bank, and Willard C. Lewis, the Senior Executive Vice President and Chief Operating Officer of the Company and the Bank.


                     Cash Compensation Table

                                              Annual
                                          Compensation 1/         All Other
Name and Principal Position      Year   Salary($)    Bonus($)  Compensation($)

James E. Young, President and     1998    $144,589     $7,500   $1,965 1/
Chief Executive Officer

Willard C. Lewis,                 1998    $102,535     $8,226   $429 2/
Senior Executive Vice
President and Chief
Operating Officer
__________________
1/Information with respect to certain perquisites and other personal benefits has been omitted because the aggregate value of such items does not meet the minimum amount required for disclosure under regulations adopted by the Securities and Exchange Commission ("SEC"). The Company has not awarded any restricted stock or long-term incentives. Accordingly, columns relating to such awards have been omitted.

2/Consists of cash payments for life insurance policy.


     After the merger of First Southern Bancshares, Inc. with and into the Company, which was effective on January 30, 1998, James E. Young became President and Chief Executive Officer of the Company. Mr. Young has entered into an employment agreement with the Company which provides for a salary of $150,000 and incentive compensation contingent upon certain performance goals being met. The agreement also provides for an option to purchase 17,500 shares of Common Stock to be vested over a five-year term at an exercise price of $9.88 per share.

      The following table contains, with respect to the person[s] named in the Summary Compensation Table, information concerning the number of options to purchase Common Stock, the number currently exercisable, and the value of the options.

                  Fiscal Year End Option Values

                                                       Value of Unexercised
                    Number of Unexercised                 In-the-Money
                     Options at 12/31/98               Options at 12/31/98
  Name         (#): Exercisable/Unexercisable  ($) Exercisable/Unexercisable 1/
James E. Young          7,540/17,500                         $4,675/$0
__________________
1/Calculated by subtracting the exercise price ($6.88 per share for the 7,540 exercisable options and $9.88 per share for the 17,500 unexercisable options) from $7.50 per share.


                          Director Fees

      The directors of the Company receive fees in the amount of $300.00 per meeting for their service as directors of the Company.


                      CERTAIN TRANSACTIONS

      The Company's directors and principal officers, their immediate family members and certain companies and other entities associated with them, have been customers of and have had banking transactions with the Bank and are expected to continue such relationships in the future. In the opinion of management, the extensions of credit made by the Bank to such individuals, companies and entities (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and
(c) did not involve more than a normal risk of collectibility or present other unfavorable features.


              BENEFICIAL OWNERSHIP OF COMMON STOCK

                Principal Holders of Common Stock

      The following table sets forth the persons who beneficially owned, at March 1, 1999, more than five percent of outstanding shares of Common Stock to the best information and knowledge of the Company. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his shares.

Name and Address      Amount and Nature of       Percent
of Beneficial Owner  Beneficial Ownership 1/     of Class

Herman J. Russell           580,488               26.82%
504 Fair Street, S.W.
Atlanta, Georgia 30313
__________________
1/The information shown above is based upon information furnished to the Company by the named persons Information relating to beneficial ownership of Common Stock is based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Act of 1934, as amended. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to dispose or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. The shares of Common Stock issuable upon exercise of the vested portion of any outstanding options held by the indicated named persons are assumed to be outstanding for the purpose of determining the percentage of shares beneficially owned by those persons.


                Common Stock Owned by Management

      The following table sets forth the number and percentage ownership of shares of Common Stock beneficially owned by each director of the Company and by all directors and principal officers as a group, at March 1, 1999. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his or her shares.

                               Number of       Percent
Name of Director                Shares        Of Class
                             Beneficially
                                Owned 1/

Herman J. Russell             580,488          26.82%
504 Fair Street, S.W.
Atlanta, Georgia 30313

Gregory T. Baranco             73,257 2/        3.38%
4070 Sandy Lake Drive
Lithonia, Georgia 30038

Thomas E. Boland                  500             *
3001 Mercer University
Drive
Atlanta, Georgia 30341

Bernard H. Bronner              8,594 3/          *
594 Fielding Lane
Atlanta, Georgia 30311

Johnnie L. Clark               16,103             *
2794 Chaucer Drive, S.W.
Atlanta, Georgia 30311

James E. Young                    785             *
647 Master Drive
Stone Mountain, Georgia
30032

All directors and             681,834          31.50%
principal
officers as a group
(8 persons)
__________________
*Represents less than 1%.

1/   The  information  shown  above  is  based  upon  information furnished to the Company by the named persons. Information relating to beneficial ownership of Common Stock is based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Act of 1934, as amended. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to dispose or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. The shares of Common Stock issuable upon exercise of the vested portion of any outstanding options held by the indicated named persons are assumed to be outstanding for the purpose of determining the percentage of shares beneficially owned by those persons.

2/  Consists of (a) 13,722  shares owned of record by Mr. Baranco,
(b) 55,494 shares owned jointly with his spouse, and (c) 4,041 shares held in Mr. Baranco's self-directed IRA.

3/ Consists of (a) 8,067 shares owned of record by Mr. Bronner and (b) 527 shares owned by Bronner Brothers, Inc., a company controlled by Mr. Bronner.


        Compliance with Section 16(a) of the Exchange Act

      To the Company's knowledge, based solely upon a review of copies of Reports of Beneficial Ownership and Changes in Beneficial Ownership furnished to it and representations that no other reports were required, its directors, executive officers, and greater than ten percent shareholders have complied with applicable Section 16(a) filing requirements.


       PROPOSAL 2 - AMENDMENT OF ARTICLES OF INCORPORATION

     The Board of Directors has determined that it is in the best interests of the Company to enter into a Stock Purchase Agreement with the Federal National Mortgage Association ("FNMA"), whereby FNMA would purchase up to 500,000 shares of non-voting common stock in the Company. The purchase of non-voting common stock would provide for additional capital for the Company without causing any change in control.

      Therefore, the Board of Directors recommends that the Articles of Incorporation of the Company be amended to authorize the issuance of non-voting common stock and, therefore, proposes to amend Article 4 to read as follows: "The Corporation shall have the authority to issue Ten Million (10,000,000) shares consisting of (i) 5,000,000 shares of Common Stock (the "Common Stock"), $1.00 par value, and (ii) 5,000,000 shares of non-voting common stock (the "Non-Voting Common Stock"), $1.00 par value. The shares of Non-Voting Common Stock will, for all purposes except voting, have the same preferences, limitations and relative rights as Common Stock."

  The Board of Directors recommends that shareholders vote FOR approval of the proposed amendment to Article 4.


        PROPOSAL 3 - APPROVAL OF THE CITIZENS BANCSHARES
            CORPORATION EMPLOYEE STOCK PURCHASE PLAN

                          Introduction

      On January 22, 1999, the Board of Directors adopted the Citizens Bancshares Corporation Employee Stock Purchase Plan (the "Stock Purchase Plan") and will be effective as soon as practical after approval by the shareholders, the full text of which is set forth in Appendix A to this Proxy Statement. Under the terms of the Stock Purchase Plan, eligible employees of the Company and designated subsidiaries will be granted options to purchase shares of Common Stock of the Company. Shareholder approval of the Stock Purchase Plan is required to qualify the Stock Purchase Plan for the tax treatment under Section 423 of the Internal Revenue Code.

     The Company has reserved a total of 324,610 shares of Common
Stock for issuance under the Stock Purchase Plan.

     The purpose of the Stock Purchase Plan is to enable eligible employees of the Company and designated subsidiaries to purchase Common Stock in a convenient manner through payroll deductions and thereby allow such employees to share in the success of the Company and to encourage them to remain in the service of the Company or its subsidiaries. Accordingly, the Board of Directors has approved and recommends a vote in favor of the Stock Purchase Plan.

      The  following  description of the Stock Purchase  Plan  is
qualified   in  its  entirety  by  reference  to  the  applicable
provisions of the plan document.

                Terms of the Stock Purchase Plan

      Administration. The Stock Purchase Plan is administered by the Board of Directors, unless the Board of Directors appoints two or more of its members to serve upon a committee responsible for administering the plan (the "Administrative Committee"). Currently, the members of the Administrative Committee are Herman
J. Russell, Gregory T. Baranco, Johnnie L. Clark, Thomas E. Boland, and Bernard H. Bronner. The Board of Directors may from time to time remove members from or add members to the Administrative Committee or fill vacancies.

      Term.   The Stock Purchase Plan will be maintained  for  an
indefinite period.

      Eligibility. Any full-time employee of the Company or of any subsidiary of the Company (as designated from time to time by the Board of Directors) may elect to purchase Common Stock through participation in the Stock Purchase Plan. As of April 15, 1999, approximately 160 employees would have been eligible to purchase Common Stock under the Stock Purchase Plan had it then been in effect.

       Contributions. Each eligible employee may elect to participate in the Stock Purchase Plan through payroll deductions by tendering a written election authorizing the deduction of a percentage of his or pay from 1% up to 15% to be applied to the purchase of Common Stock. Payroll deductions will commence with paychecks issued during each offering period, provided the election is delivered to the Company at least 15 days prior to the first day of that offering period. A participant may increase or decrease payroll deduction amounts only at the beginning of an offering period.

      If a participant withdraws from the Stock Purchase Plan, he or she may resume participation as of the first day of a future offering period if a timely election is delivered to the Company.

     Limitations upon Participation. Owners of 5 percent or more of the stock of the Company or any subsidiary and non-residents of the State of Georgia are not permitted to participate in the Stock Purchase Plan. In addition, no participant may purchase more than 2,000 shares of Common Stock during any single offering period or at a rate which exceeds $25,000 of the fair market value of Common Stock in any calendar year.

     Purchases of Common Stock. As soon as practicable after the close of each offering period, the Company will apply the total payroll deductions received during the offering period to the purchase of Common Stock at a purchase price equal to the lower of 85% of the Common Stock's fair market value as of the first day of the offering period or 85% of the fair market value of the Common Stock as of the last day of the offering period. Any payroll deductions remaining after the purchase of the maximum number of full shares which can be purchased will be applied to the purchase of shares in the immediately succeeding offering period, unless the participant timely effects an earlier withdrawal from the Stock Purchase Plan. Purchases may be made in the open market, from treasury shares or with newly issued shares. No interest is payable by the Company on accumulated payroll deductions.

      Stock Certificates. A stock certificate representing the number of shares purchased on behalf of a participant will be delivered to the participant as soon as practicable after the end of each offering period.

      Dividends.   No dividend or voting rights will  exist  with
respect  to  shares  of Common Stock purchased  under  the  Stock
Purchase Plan until the date the stock certificate is issued.

      Transfer Restrictions. The purchase rights under the Stock Purchase Plan are not transferable by a participant. In addition, shares of Common Stock purchased under the plan are not transferable for a period of 6 months from the date of purchase.

      Cessation of Participation. A participant may choose to withdraw from the Stock Purchase Plan and receive a refund of payroll deductions if the election to withdraw is delivered to the Company at least 15 days prior to the end of the applicable offering period. Offering periods generally extend for a period of six months.

      Expenses.   All costs of maintaining records and  executing
transfers of Common Stock will be borne by the Company.

      Amendment or Discontinuance of the Stock Purchase Plan. The Board of Directors may amend or discontinue the Stock Purchase Plan at any time. No amendment will be effective without the approval of the Company's shareholders where such approval is deemed necessary under Section 423 of the Internal Revenue Code or Rule 16b-3 under the Securities Exchange Act of 1934.

      No amendment may deprive a participant of any shares of Common Stock acquired on his or her behalf prior to the effective date of the amendment.

         Benefits to Named Executive Officers and Others

     The Stock Purchase Plan has not been implemented as of the date of this Proxy Statement.

                        Tax Consequences

      The Company intends that the Stock Purchase Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. The federal income tax consequences to the participants and the Company are as follows.

     Contributions   withheld   from  a   participant's   regular
compensation through payroll deductions are taxable income to the participant, and the participant's cash contributions to the Stock Purchase Plan are deductible to the Company.

     The required holding period for favorable tax treatment upon disposition of Common Stock acquired under the Stock Purchase Plan (the "Holding Period") is 18 months after the shares are purchased. If a participant holds Common Stock for the required Holding Period and then sell the shares, he or she will realize ordinary income to the extent of the lesser of (1) the excess of the fair market value of the Common Stock on the first day of the offering period over the "purchase price" or (2) the excess of the fair market value of the Common Stock at the time of the disposition over the amount paid for the shares. For this purpose the "purchase price" is equal to 85% of the fair market value of the Common Stock as of the first day of an offering period. Any further gain realized upon the sale will be considered a long-term capital gain. If the sale price is less than the purchase price, there will be no ordinary income and the participant will have a long-term capital loss for the difference.

      When a participant sells Common Stock purchased under the Stock Purchase Plan before the expiration of the required Holding Period, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the last day of the offering period over the price actually paid for the Common Stock. Any gain realized in excess of that amount will be taxed as a capital gain. If the sale price is less than the amount paid, increased by the ordinary income which must be recognized, then any such loss will be a capital loss.

      If a participant dies while owning Common Stock acquired under the Stock Purchase Plan, ordinary income must be reported on the deceased participant's final income tax return. This amount will be the lesser of (1) the excess of the fair market value of the Common Stock as of the first day of the offering period over the purchase price or (2) the excess of the fair market value of the Common Stock at the time of the participant's death over the price paid for the shares.

      The foregoing discussion is only a general summary of the federal income tax consequences of a purchase of Common Stock under the Stock Purchase Plan and the subsequent disposition of shares received pursuant to such purchases.

                    Shareholder Vote Required

      The Board of Directors seeks shareholder approval because such approval is required under the Internal Revenue Code as a condition to favorable tax treatment for participants under the Stock Purchase Plan.

     Approval of the Stock Purchase Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock of the Company present, or represented and entitled to vote, at the Meeting.

          The Board of Directors recommends a vote FOR approval of the Stock Purchase Plan.


        PROPOSAL 4 - APPROVAL OF THE CITIZENS BANCSHARES
              CORPORATION 1999 STOCK INCENTIVE PLAN

                          Introduction

      On January 22, 1999, the Board of Directors approved the Citizens Bancshares Corporation 1999 Stock Incentive Plan (the "Stock Incentive Plan"), the full text of which is set forth in Appendix B to this Proxy Statement. The Stock Incentive Plan provides the Company with the ability to grant options to key employees, officers, directors and consultants of the Company and its affiliates for the purpose of giving them a proprietary interest in the Company and providing the Company with a mechanism to attract and retain key personnel. Accordingly, the Board of Directors has approved and recommends a vote in favor of the Stock Incentive Plan.

     The Board of Directors has reserved 324,610 shares of Common
Stock for issuance pursuant to awards that may be made under the Stock Incentive Plan, subject to adjustment as provided in the Stock Incentive Plan.

      Applicable provisions of the Internal Revenue Code restrict the Company's ability in the absence of shareholder approval to grant incentive stock options under Section 422 of the Internal Revenue Code and to claim deductions which may otherwise be associated with the grant of nonqualified options under Section 162(m) of the Internal Revenue Code.

      The  following description of the Stock Incentive  Plan  is
qualified   in  its  entirety  by  reference  to  the  applicable
provisions of the plan document.

                Terms of the Stock Incentive Plan

     Administration. Awards under the Stock Incentive Plan will be determined by a committee of the Board of Directors (the "Committee"), the members of which are selected by the Board of Directors. The Board of Directors will consider the advisability of complying with the disinterested standards contained in both
Section 162(m) of the Internal Revenue Code and Rule 16(b)(3) under the Securities Exchange Act of 1934 when appointing members to the Committee. The Committee will have at least two members. At the present time, the members of the Committee are Herman J. Russell, Gregory T. Baranco, Johnnie L. Clark, Thomas E. Boland, and Bernard H. Bronner.

      The Committee will have the power to make all necessary decisions regarding the proper administration of the Stock Incentive Plan including, but not limited to, interpretation of the provisions of the Stock Incentive Plan and whether to prescribe, amend, or rescind the rules and regulations relating to the Stock Incentive Plan. Additionally, the Committee will have the authority to determine, in its discretion, which officers, employees, directors and consultants who will receive awards under the Stock Incentive Plan and the terms of the options which are granted. The Committee's decisions relating to the administration of the Stock Incentive Plan and the grant of options will be final and binding.

     Option Awards. The Stock Incentive Plan permits the Committee to make awards of options to purchase shares of Common Stock and certain cash awards to eligible persons. These discretionary awards may be made on an individual basis or pursuant to a program approved by the Committee for the benefit of a group of eligible persons.

      The number of shares of Common Stock as to which any option is granted and to whom any option is granted will be determined by the Committee, subject to the provisions of the Stock Incentive Plan. However, no employee of the Company or any affiliate may be granted, during any single fiscal year of the Company, rights to shares of Common Stock under options which, in the aggregate, exceed 100,000 shares of Common Stock.

     Options issuable may be made exercisable or settled at such prices and may be made forfeitable or terminable under such terms as are established by the Committee, to the extent not otherwise inconsistent with the terms of the Stock Incentive Plan. Options generally are not transferable or assignable during a holder's lifetime.

      The Stock Incentive Plan provides for incentive stock options and nonqualified stock options. The Committee will determine whether an option is an incentive stock option or a nonqualified stock option at the time the option is granted, and the option will be evidenced by a stock option agreement. Options may be made exercisable pursuant to such terms as are established by the Committee, to the extent not otherwise inconsistent with the terms of the Stock Incentive Plan.

      The exercise price of an option shall be set forth in the applicable stock option agreement. The exercise price of an incentive stock option may not be less than the fair market value of the Common Stock on the date of the grant (or less than 110% of the fair market value if the participant owns more than 10% of the Company's outstanding Common Stock). At the time the incentive stock option is exercised, the Company will be entitled to place a legend on the certificates representing the shares of Common Stock purchased pursuant to the option to identify them as shares of Common Stock purchased upon the exercise of an incentive stock option. Nonqualified stock options generally may be made exercisable at a price equal to, less than or more than the fair market value of the Common Stock on the date that the option is awarded, based upon an average fair market value of the Common Stock at the time the option is awarded, or based upon any other reasonable measure of fair market value. The exercise price of a nonqualified stock option shall be no less than fair market value if, at the time of the grant, the optionee is a "covered employee" within the meaning of Section 162(m) of the Internal Revenue Code. The Committee may permit an option exercise price to be paid in cash or by the delivery of previously-owned shares of Common Stock, or to be satisfied through a cashless exercise executed through a broker or by having a number of shares of Common Stock otherwise issuable at the time of exercise withheld. Company or affiliate financing may, in the discretion of the Committee, be offered to assist participants with payment of the option exercise price.

      A participant may be liable for federal, state or local tax withholding obligations as a result of the exercise of a nonqualified stock option. The tax withholding obligation may be satisfied by payment in the form of cash or a certified check or, if a participant elects with the permission of the Committee, by a reduction in the number of shares to be received by the participant upon exercise of the option.

      The term of an option shall be specified in the applicable stock option agreement. The term of an incentive stock option may not exceed ten years from the date of grant; however, any incentive stock option granted to a participant who owns more than 10% of the Common Stock will not be exercisable after the expiration of five (5) years after the date the option is granted. Subject to any further limitations in a stock option agreement, in the event of a participant's termination of employment, the term of an incentive stock option shall expire, terminate and become unexercisable no later than three months after the date of such termination of employment; provided, however, that if such termination of employment is due to death or disability, one year will be substituted for the three-month period.

     Certain Cash Awards. The Committee may make cash awards designed to cover tax obligations of participants that result from the exercise of an option.

     Termination of Options. The terms of a particular option may provide that they terminate, among other reasons, upon the holder's termination of employment or other status with respect to the Company or any affiliate of the Company, upon a specified date, upon the holder's death or disability, or upon the occurrence of a change in control of the Company. Options may include exercise, conversion or settlement rights to a holder's estate or personal representative in the event of the holder's death or disability. At the Committee's discretion, options that are subject to termination may be cancelled, accelerated, paid or continued, subject to the terms of the applicable stock option agreement and to the provisions of the Stock Incentive Plan.

     Certain Reorganizations. The number of shares of Common Stock reserved for issuance in connection with the grant or settlement of options or to which an option is subject, as the case may be, and the exercise price of each option are subject to adjustment in the event of any recapitalization of the Company or similar transaction effected without the receipt of consideration.

      In the event of certain corporate reorganizations, options may be substituted, cancelled, accelerated, cashed-out or otherwise adjusted by the Committee, provided such adjustment is not inconsistent with the terms of the Stock Incentive Plan or any agreement reflecting the terms of an option.

     Amendments or Termination. Although the Stock Incentive Plan may be amended or terminated by the Board of Directors without shareholder approval, the Board of Directors also may condition any such amendment or termination upon shareholder approval if shareholder approval is deemed necessary or appropriate in consideration of tax, securities or other laws. No such action by the Board of Directors may adversely affect the rights of a holder of an option without the holder's consent.
The Stock Incentive Plan has an indefinite term, although incentive stock options must be granted within ten years after the adoption of the Stock Incentive Plan by the Board of Directors.

         Benefits to Named Executive Officers and Others

     The Committee has not yet made any determination as to which eligible participants will be granted options under the Stock
Incentive Plan.

                 Federal Income Tax Consequences

      The following discussion outlines generally the federal income tax consequences of participation in the Stock Incentive Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Stock Incentive Plan.

      Incentive Stock Options. A participant who exercises an incentive stock option will not be taxed at the time he or she exercises his or her option or a portion thereof. Instead, the participant will be taxed at the time he or she sells the shares of Common Stock purchased pursuant to the incentive stock option. The participant will be taxed on the difference between the price he or she paid for the Common Stock and the amount for which he or she sells the Common Stock. If the participant does not sell the shares of Common Stock prior to two years from the date of grant of the incentive stock option and one year from the date the Common Stock is transferred to him or her, the gain will be capital gain and the Company will not get a corresponding deduction. If the participant sells the shares of Common Stock at a gain prior to that time, the difference between the amount the participant paid for the Common Stock and the lesser of fair market value on the date of exercise or the amount for which the stock is sold will be taxed as ordinary income. If the participant sells the shares of Common Stock for less than the amount he or she paid for the stock prior to the one- or two-year period indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject a participant to, or increase a participant's liability for, the alternative minimum tax.

     Nonqualified Options. A participant will not recognize income upon the grant of a nonqualified option or at any time prior to the exercise of the option or a portion thereof. At the time the participant exercises a nonqualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date the option is exercised over the price paid for the Common Stock, and the Company will then be entitled to a corresponding deduction.

      Depending upon the period shares of Common Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a nonqualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the nonqualified option was exercised.

      Special rules apply to a participant who exercises a nonqualified option by paying the exercise price, in whole or in part, by the transfer of shares of Common Stock to the Company.

                    Shareholder Vote Required

      The Board of Directors seeks shareholder approval because such approval is required under the Internal Revenue Code as a condition to incentive stock option treatment and will maximize the potential for deductions associated with any nonqualified options granted under the Stock Incentive Plan.

       Approval   of  the  Stock  Incentive  Plan  requires   the
affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock of the Company present, or represented and entitled to vote, at the Annual Meeting.

          The Board of Directors recommends a vote FOR approval of the Stock Incentive Plan.


                       ACCOUNTING MATTERS

      Deloitte & Touche LLP, Atlanta, Georgia, certified public accountants, has been appointed by the Board of Directors of the Company to examine the financial statements of the Company as of and for the year ended December 31, 1998. The Board of Directors intends to continue the services of this firm for the year ending December 31, 1999. A representative of Deloitte & Touche LLP is expected to be present at the meeting to respond to any appropriate questions and to make a statement if the representative desires to do so.


                      SHAREHOLDER PROPOSALS

      Any shareholder of the Company wishing to submit a proposal for action at the next annual meeting of shareholders of the Company, and desiring inclusion of the same in management's proxy materials, must provide a written copy of the proposal to management not later than March 15, 2000. Any such proposal must comply in all respects with the rules and regulations of the Securities and Exchange Commission.


                      AVAILABLE INFORMATION

      A copy of the Company's Annual Report to Shareholders on Form 10-KSB (the "Form 10-KSB") is available upon request (except for the exhibits thereto) without charge. Shareholders may request a copy of the Form 10-KSB by contacting Willard C. Lewis, Citizens Bancshares Corporation, 175 John Wesley Dobbs Avenue, N.E., Atlanta, Georgia 30303 (Telephone: (404) 659-5959).

                           APPENDIX A

                 CITIZENS BANCSHARES CORPORATION
                  EMPLOYEE STOCK PURCHASE PLAN

     The  following  constitute the provisions  of  the  Citizens
Bancshares Corporation Employee Stock Purchase Plan.

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

2.   Definitions.

     (a)  "Board" shall mean the Board of Directors of the Company.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c)  "Common Stock" shall mean the common stock of the Company.

     (d)  "Company" shall mean Citizens Bancshares Corporation
Georgia corporation.

     (e) "Compensation" shall mean all regular gross wages exclusive of commissions, overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation; except as the Company may otherwise determine from time to time pursuant to rules uniformly applied.

     (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an
Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence pursuant to Company policy or where reemployment upon the expiration of such leave is guaranteed by contract or statute.

     (g) "Contributions" shall mean all amounts credited to the account of a participant pursuant to the Plan.

     (h) "Designated Subsidiaries" shall mean the Subsidiaries, which have been designed by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     (i) "Employee" shall mean any individual, including an Officer, who is (i) a resident of the state of Georgia and (ii) is customarily employed by the Company or any of its Designated Subsidiaries for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (k) "Exercise Date" shall mean the last day of each offering period of the Plan.

     (l) "Offering Date" shall mean the first business day of each Offering Period of the Plan.

     (m)   "Offering Period" shall mean a period of six
(6) months commencing on January 1 and July 1 of each year, except for the first Offering Period as set forth in Plan paragraph 4.

     (n) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (o)   "Plan"  shall mean the Citizens Bancshares Corporation
Employee Stock Purchase Plan.

     (p) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company where each corporation other than the last corporation in the unbroken chain owning stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, whether or not such corporation now exists or is hereafter organized or acquired by the Company.

2.    Eligibility.

     (a) Any person who is an Employee for more than thirty (30) days as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirement of paragraph 5(a) and the limitations imposed by Section 423(b) of the Code.

     (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) if such options would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

3.   Offering Periods.

     The Plan shall be implemented by a series of Offering Periods of six (6) months duration, other than the first Offering Period, with the Offering Period commencing on or about January 1 and July 1 of each year (or at such other time or times as may be determined by the Board). Notwithstanding the foregoing, the first Offering Period shall commence on or as soon as practicable after May 27, 1999 and end on December 31, 1999, and thereafter an Offering Period shall commence every six months in accordance with the foregoing. The Plan shall continue until terminated in accordance with paragraph 19 hereof. The Board shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

4.   Participation.

     (a) An eligible Employee may become a participant in the Plan by completing an enrollment form provided by the Company and filing it with the Company at least fifteen (15) calendar days prior to the applicable Offering Date, unless a later time for filing the enrollment form is set by the Board for all eligible Employees with respect to a given offering. The enrollment form shall set forth the percentage of the participant's Compensation (which shall be not less than 1% and not more than 15%) to be paid as Contributions pursuant to the Plan.

     (b) A participant may discontinue his or her participation in the Plan as provided in paragraph 10.

     (c) A participant may not alter the rate of Contributions during an Offering Period.

2.   Method of Payment of Contributions.

     (a) All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

     (b) Payroll deductions shall commence on the first payday following the Offering Date and shall end with the last payday on or prior to the Exercise Date of the Offering Period to which the enrollment form is applicable, unless sooner terminated by the participant as provided in paragraph 10.

     (c) Notwithstanding the foregoing, to the extent necessary to comply with paragraph 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during any calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year is equal to $25,000. Payroll deductions shall re-commence at the rate provided in such participant's enrollment form at the beginning of the first Offering Period which is scheduled to commence in the following calendar year, unless terminated by the participant as provided in paragraph 10.

3.   Option Grant.

     (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date a number of shares of Common Stock determined by dividing such participant's Contributions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of Common Stock on the Offering Date; or (ii) eighty-five (85%) of the fair market value of a share of Common Stock on the Exercise Date; provided, however, that the maximum number of shares a participant may purchase during each Offering Period shall be 2,000 shares (subject to adjustment in accordance with paragraph 18); and provided further, however, that such purchase shall be subject to the limitations set forth in paragraphs 3(b) and 18. The fair market value of a share of Common Stock shall be determined as provided in paragraph 7(c).

     (b) The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date.

     (c) For purposes of this paragraph, the fair market value of a share of Common Stock as of each Exercise Date shall be determined, as of the most immediately preceding business day with respect to which the information required in the following clauses is available, as follows: (i) if the Common Stock is traded on a national securities exchange, the closing sale price on that date; (ii) if the Common Stock is not traded on any such exchange, the closing sale price as reported by the National Association of Securities Dealers, Inc. Automated Quotation Systems ("NASDAQ"); (iii) if no such closing sale price information is available on the national securities exchange or NASDAQ, the average of the closing bid and asked prices as reported by the national securities exchange or NASDAQ within a reasonable period prior to such date; or (iv) if there are no such closing bid and asked prices within a reasonable period, the determination of fair market value shall be determined by the Company taking into account material facts and circumstances pertinent to such determination, as determined by the Company in its sole discretion.

8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to the option will be purchased at the applicable option price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

9. Delivery. As promptly as practicable after the Exercise Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, a certificate representing the shares purchased upon exercise of his or her option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of shares at the termination of each Offering Period which is insufficient to purchase a full share of Common Stock shall be carried over to the next Offering Period if the Employee continues to participate in the Plan, or if the Employee does not continue to participate, shall be returned to said participant.

10.  Voluntary Withdrawal: Termination of Employment.

      (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan prior to the Exercise Date of the Offering Period by giving at least fifteen (15) days' prior written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

     (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and his or her option will be automatically terminated.

      (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant or otherwise fails to meet the requirements of paragraph 3, he or she will de deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

      (d) A participant's withdrawal during an Offering Period will not in itself have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company.

11. Interest. No interest shall accrue on the Contributions of a participant in the Plan.

12.  Stock.

      (a) The maximum number of shares of the Common Stock which shall be made available for sale under the Plan shall be 324,610 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If the total number of shares which would otherwise be subject to options granted pursuant to Plan paragraph 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall similarly reduce the rate of Contributions, if necessary.

      (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

      (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs, by written notice to the Company prior to the Exercise Date, in the names of the participant and one other person designated by the participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

     (d) Shares of Common Stock purchased under the terms of the Plan by a participant, including participants who are subject to
Section 16 of the Securities Exchange Act of 1934 may not be sold prior to the expiration of one (1) year from the Exercise Date upon which such shares were purchased except in the event of the participant's disability, as determined by the Company, or death.

13. Administration. The Board, or a committee designated by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

14.  Designation of Beneficiary.

      (a) A participant may file with the Company a written designation of a beneficiary who is to receive any cash to his or her credit under the Plan in the event of the participant's death before an Exercise Date, or any shares of Common Stock and cash to his or her credit under the Plan in the event of the participant's death on or after an Exercise Date but prior to the delivery of such shares and cash. A beneficiary may be changed by the participant at any time by notice in writing to the Company.

     (b) Upon the death of a participant and upon receipt by the Company of proof of the identity and existence at the time of the participant's death of a beneficiary designated by the participant in accordance with the immediately preceding subparagraph, the Company shall deliver such shares or cash, or both, to the beneficiary. In the event a participant dies and is not survived by a then living or in existence beneficiary designated by him in accordance with the immediately preceding subparagraph, the Company shall deliver such shares or cash, or both, to the personal representative of the estate of the deceased participant. If to the knowledge of the Company no personal representative has been appointed within ninety (90) days following the date of the participant's death, the Company, in its discretion, may deliver such shares or cash, or both, to the surviving spouse of the deceased participant, or to any one or more dependents or relatives of the deceased participant, or if no spouse, dependent or relative is known to the Company then to such other person as the Company may designate.

      (c) No designated beneficiary shall, prior to the death of the participant by whom the beneficiary has been designated, acquire any interest in the shares or cash credited to the participant under the Plan.

15. Transferability. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than will, the laws of descent and distribution, or as otherwise provided in paragraph 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

16. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of accounts will be given to participating Employees as soon as practicable following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18.    Adjustments  Upon  Changes  in  Capitalization:  Corporate
Transactions.

      In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of Common Stock, an appropriate adjustment shall be made by the Company to the number and kind of shares available for the granting of purchase opportunities, or as to which outstanding purchase opportunities shall be exercisable, and to the purchase price. No fractional shares shall be issued or optioned in making any such adjustments. All adjustments made by the Company under this paragraph shall be conclusive.

      Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving merger or consolidation with respect to which the Company will not be the surviving entity or acquisition of substantially all of the stock or assets of the Company, the Company in its discretion
(a) may declare the Plan's termination in the same manner as if the Board had terminated the Plan pursuant to paragraph 19 below, or (b) may declare that any purchase opportunity granted hereunder shall pertain to and apply with appropriate adjustment as determined by the Board to the securities of the resulting corporation to which a holder of the number of shares of Common Stock subject to the purchase opportunity would have been entitled.

     Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or purchase price of shares of Common Stock subject to any purchase opportunity except as specifically provided otherwise in this paragraph 18. The grant of a purchase opportunity pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

19.  Amendment or Termination.

     (a) The Board may at any time terminate or amend the Plan. Except as provided in paragraph 19, no such termination may effect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant.

     (b) Prior approval of the stockholders of the Company shall be required with respect to any amendment which would require the sale of more shares than are authorized under paragraph 12(a).

     (c)  If required by Rule 16b-3 under the Exchange Act, or under
Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

     (d) The Board shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing or properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable which are consistent with the Plan.

20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including without limitations, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.   Term  of  Plan:  Effective Date.   The  Plan  shall  become
effective upon the earlier to occur of its adoption by the  Board
or  its  approval by the stockholders of the Company.   It  shall
continue in effect until terminated under paragraph 19.

23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Officers shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

24. No Contract. This Plan shall not be deemed to constitute a contract between the Company or any Subsidiary and any eligible
Employee or to be a consideration or an inducement for the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the service of the Company or any Subsidiary or to interfere with the right of the Company or any Subsidiary to discharge any Employee at any time regardless of the effect which such discharge shall have upon him or her or as a participant of the Plan.

25. Waiver. No liability whatever shall attach to or be incurred by any past, present or future shareholders, officers or directors, as such, of the Company or any Subsidiary, under or by reason of any of the terms, conditions or agreements contained in this Plan or implied therefrom, and any and all liabilities of, and any and all rights and claims against, the Company or any Subsidiary, or any shareholder, officer or director as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan, are hereby expressly waived and released by every eligible Employee as a part of the consideration for any benefits by the Company under this Plan.

26. Securities Law Restrictions. The Company reserves the right to place an appropriate legend on any certificate representing shares of Common Stock issuable under the Plan with any such legend reflecting restrictions on the transfer of the shares as may be necessary to assure the availability of applicable exemptions under federal and state securities laws.

27. Approval of Stockholders. The Plan shall be submitted to the stockholders of the Company for their approval within twelve
(12) months after the adoption of the Plan by the Board. The Plan is conditioned upon the approval of the stockholders of the Company, and failure to receive their approval shall render the Plan and all outstanding options issued thereunder void and of no effect.


      IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of this _______ day of ____________________, 1999.


                         CITIZENS BANCSHARES CORPORATION

                         By:  ________________________________


                      Title:  ________________________________



                              APPENDIX B




                 CITIZENS BANCSHARES CORPORATION
                    1999 STOCK INCENTIVE PLAN

                        TABLE OF CONTENTS

                                                             Page



SECTION 1  DEFINITIONS
     1.1  Definitions                                          2


SECTION 2  THE STOCK INCENTIVE PLAN
     2.1  Purpose of the Plan                                  3
     2.2  Stock Subject to the Plan                            5
     2.3  Administration of the Plan                           5
     2.4  Eligibility and Limits                               6


SECTION 3  TERMS OF OPTIONS
     3.1  General Terms and Conditions                         6
     3.2  Other Terms and Conditions.                          7
         (a)                                      Option Price 7
         (b)                                       Option Term 6
         (c)                                          Payment. 8
         (d)          Conditions to the Exercise of an Option. 8
         (e)            Termination of Incentive Stock Option. 8
         (f)Special Provisions for Certain Substitute Options. 7


SECTION 4  RESTRICTIONS ON STOCK
     4.1  Escrow of Shares.                                    8
     4.2  Restrictions on Transfer.                            9


SECTION 5  GENERAL PROVISIONS
     5.1  Withholding.                                         8
     5.2  Changes in Capitalization; Merger; Liquidation.      8
     5.3  Cash Awards                                          9
     5.4  Compliance with Code.                               10
     5.5  Right to Terminate Service.                         10
     5.6  Non-alienation of Benefits.                         10
     5.7  Termination and Amendment of the Plan.              10
     5.8  Stockholder Approval.                               10
     5.9     Choice of Law.                                   10
     5.10   Effective Date of Plan.                           10


                 CITIZENS BANCSHARES CORPORATION
                    1999 STOCK INCENTIVE PLAN

          SECTION 1  DEFINITIONS

      1.1 Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

           (a) "Board of Directors" means the board of directors of the Company.

           (b)   "Change in Control" means, as used  in  a  Stock
Incentive Agreement, any one of the following events which may occur after the date the Stock Incentive is granted:

                (1) the acquisition by any individual, entity or "group," within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of voting securities of the Company where such acquisition causes any such Person to own twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities then entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this Section 1(b)(1), the following shall not be deemed to result in a Change in Control, (i) any acquisition directly from the Company, unless such a Person subsequently acquires additional shares of Outstanding Voting Securities other than from the Company, in which case any such subsequent acquisition shall be deemed to be a Change in Control; or (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliate of the Company;

                (2) a merger, consolidation, share exchange, combination, reorganization or like transaction involving the Company in which the stockholders of the Company immediately prior to such transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding capital stock of the Company or its successor immediately after such transaction;

                (3) the sale or transfer (other than as security for the Company's obligations) of more than fifty percent (50%) of the assets of the Company in any one transaction or a series of related transactions occurring within a one (1) year period in which the Company, any corporation controlled by the Company or the stockholders of the Company immediately prior to the transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding equity securities of the acquiror immediately after the transaction;

                (4) the sale or transfer of more than fifty percent (50%) of the value or voting power of the issued and outstanding capital stock of the Company by the holders thereof in any one transaction or a series of related transactions occurring within a one (1) year period in which the Company, any corporation controlled by the Company or the stockholders of the Company immediately prior to the transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding equity securities of the acquiror immediately after the transaction; or

                 (5) the dissolution or liquidation of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Committee" means the committee appointed by the Board of Directors to administer the Plan pursuant to Plan
Section 2.3.

          (e) "Company" means Citizens Bancshares Corporation, a bank holding company organized under the laws of the State of Georgia.

          (f)  "Death" means the death of the Participant.

          (g) "Disability" has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any affiliate for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

           (h)    "Disposition"  means  any  conveyance,   sale,
transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

           (i) "Fair Market Value" means the closing price at which sales of Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange or system selected by the Committee on which the shares of Stock are traded. If the shares of Stock are not traded on any exchange or system as of the determination date, Fair Market Value shall mean the fair market value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the
Committee to the value of the Stock in the hands of the Participant; provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of a share of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting Incentive Stock Options, Fair Market Value of a share of Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.

          (j) "Incentive Stock Option" means an incentive stock option, as defined in Code Section 422, described in Plan Section
3.2.

          (k) "Non-Qualified Stock Option" means a stock option, other than an option qualifying as an Incentive Stock Option, described in Plan Section 3.2.

          (l)  "Option" means a Non-Qualified Stock Option or an
Incentive Stock Option.

          (m) "Over 10% Owner" means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

          (n) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Incentive Stock Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (o) "Participant" means an individual who receives an Option hereunder.

          (p)   "Plan" means the Citizens Bancshares Corporation
1999 Stock Incentive Plan.

          (q)   "Stock" means the Company's common stock,  $1.00
par value per share.

          (r) "Stock Incentive Agreement" means an agreement between the Company and a Participant or other documentation evidencing an award of an Option.

          (s) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Incentive Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

           (t) "Termination of Service" means the termination of the service relationship, whether employment or otherwise, between a Participant and the Company and its affiliates, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, Death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service.

SECTION 2  THE STOCK INCENTIVE PLAN

     2.1 Purpose of the Plan. The Plan is intended to (a) provide incentive to officers, employees, directors and consultants of the Company and any affiliates to stimulate their  efforts  toward the continued  success  of  the
Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers, employees, directors and consultants by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining and rewarding key personnel.

      2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Section 5.2, 324,610 shares of Stock
(the "Maximum Plan Shares")  are  hereby reserved  exclusively
for issuance pursuant to  Options.   At  no time  shall  the
Company have outstanding Options and  shares  of
Stock issued in respect of Options in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Option that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

      2.3   Administration of the Plan.   The  Plan  shall be
administered by the  Committee.   The Committee  shall  have
full  authority  in  its  discretion   to determine  the
officers, employees, directors and consultants  of the
Company or any affiliates to whom Options shall  be  granted and the terms and provisions of Options, subject to the Plan. Subject to the provisions of the Plan and the authority of the Board of Directors, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.

      The Committee shall consist of at least two members of the Board of Directors and, during those periods that the Company is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, the Board of Directors shall consider the advisability of whether each such appointee shall qualify as a "non-employee director", as that term is defined in Rule 16b-3 as then in effect under the Securities Exchange Act of 1934, and, during those periods that the Company has issued equity securities required to be registered under Section 12 of the
Securities Exchange Act of 1934, the Board of Directors shall consider the advisability of whether each such appointee shall separately qualify as an "outside director", within the meaning of Code Section 162(m) and the regulations promulgated thereunder. Each member of the Committee shall serve at the pleasure of the Board of Directors and the Board of Directors may from time to time remove members from or add members to the
Committee.   Vacancies on the Committee shall be  filled  by  the
Board of Directors.

      The Committee shall select one of its members as Chairman and shall hold meetings at the times and in the places as it may deem advisable. Acts approved by a majority of the Committee in a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

      2.4 Eligibility and Limits. Options may be granted only to officers, employees, directors and consultants of the Company or any affiliate; provided,  however, that an Incentive Stock Option may only be granted to an employee of  the  Company  or any Parent
or Subsidiary.  In  the  case  of Incentive   Stock  Options,  the
aggregate  Fair  Market   Value (determined as at the date an
Incentive Stock Option is granted) of Stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock Option(s); except as the terms of the Stock Incentive Agreement may expressly provide otherwise. To the extent required under Code Section 162(m) and regulations thereunder for compensation to be treated as qualified performance-based compensation, subject to adjustment in accordance with Section 5.2, the maximum number of shares Stock with respect to which Options may be granted during any single fiscal year of the Company to any employee shall not exceed 100,000.

     SECTION 3  TERMS OF OPTIONS

      3.1   General Terms and Conditions.

           (a) The number of shares of Stock as to which an Option shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan. If a Stock Incentive Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price (as defined below) for each share of Stock purchased pursuant to the terms of the Stock Incentive Agreement.

           (b) Each Option shall be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate. Each Stock Incentive Agreement shall be subject to the terms of the Plan and any provision in a Stock Incentive Agreement that is inconsistent with the Plan shall be null and void.

          (c) The date an Option is granted shall be the date on which the Committee has approved the terms and conditions of the Stock Incentive Agreement and has determined the recipient of the Option and the number of shares covered by the Option and has taken all such other action necessary to complete the grant of the Option.

           (d) The Committee may provide in any Stock Incentive Agreement (or subsequent to the award of an Option but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Option shall or may be cashed out on the basis of any price not greater than the highest price paid for a share of Stock in any transaction reported by any market or system selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed one (1) year (the "Change in Control Price"). For purposes of this Subsection, the cash-out of an Option shall be on the basis of the excess, if any, of the Change in Control Price (but not more than the Fair Market Value of the Stock on the date of the cash-out in the case of Incentive Stock Options) over the Exercise Price with or without regard to whether the Option may otherwise be exercisable only in part.

           (e) Any Option may be granted in connection with all or any portion of a previously or contemporaneously granted Option. Exercise or vesting of an Option granted in connection with another Option may result in a pro rata surrender or cancellation of any related Option, as specified in the applicable Stock Incentive Agreement.

           (f) Options shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the Death of the Participant, by the personal representative  of  the Participant's estate or  if  no  personal representative has been appointed, by the successor in interest determined under the Participant's will. Notwithstanding the foregoing, an Optionee may transfer such Option for no consideration at the discretion and with the approval of the Committee.

      3.2   Other  Terms and Conditions.  Each  Option  granted
under  the  Plan  shall   be evidenced by a Stock Incentive
Agreement. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive
Stock Option or a Non-Qualified Stock Option, and the
Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Company's stockholders.

           (a)   Option Price.    Subject  to adjustment
in  accordance  with  Section  5.2  and   the   other
provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner or to each grant of any Option to a Participant who is then a "covered employee," within the meaning of Code Section 162(m), the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted.

          (b)  Option Term.  The term of an Option shall
be   as  specified  in  the  applicable  Stock  Incentive
Agreement; provided, however that any Incentive Stock Option granted to a Participant who is not an Over 10% Owner shall not be exercisable after the expiration of ten (10) years after the date the Option is granted and any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

          (c) Payment. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides,
(1) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior  to  the date of exercise having an aggregate  Fair  Market
Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery;
(2) in a cashless exercise through a broker; or (3) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price. In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company or affiliate financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

           (d) Conditions to the Exercise of an Option. Each Option granted under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Incentive Agreement to the contrary.

            (e)    Termination  of  Incentive  Stock   Option.
With  respect  to  an Incentive  Stock  Option,  in the event of  the  Termination  of Service  of a Participant, the Option
or portion thereof held  by the Participant which is
unexercised shall expire, terminate, and become unexercisable no later than the elapse of thirty (30) days from  the
date of Termination of Service, regardless of  whether
such Termination of Service is voluntary or involuntary. For purposes of this Subsection (e), Termination of Service of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

            (f) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this
Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

SECTION 4  RESTRICTIONS ON STOCK

      4.1   Escrow  of  Shares.   Any certificates  representing
the shares of Stock issued under the Plan shall be issued in the Participant's name, but, if the Stock Incentive Agreement
so provides, the shares of  Stock  shall  be held   by   a
custodian   designated   by   the  Committee   (the "Custodian").
Each   applicable   Stock   Incentive   Agreement   providing
for  transfer  of  shares  of  Stock  to  the  Custodian   shall
appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Incentive Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the applicable Stock Incentive Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the applicable Stock Incentive Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

     4.2  Restrictions on Transfer.  The   Participant   shall
not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Incentive Agreement.

   SECTION 5  GENERAL PROVISIONS

      5.1   Withholding.  The  Company  shall deduct  from
all  cash distributions under the  Plan  any  taxes required to  be withheld by federal, state or local  government.
Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A Participant may pay the withholding tax in cash, or, if the applicable Stock Incentive Agreement provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise of an Option (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

           (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

          (b)  Any Withholding Election made will be irrevocable;
however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

      5.2   Changes  in  Capitalization; Merger;  Liquidation.

           (a) The number of shares of Stock reserved for the grant of Options; the number of shares of Stock reserved for issuance upon the exercise of each outstanding Option and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

           (b) In the event of any merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, extraordinary dividend, reorganization, other change in corporate structure or tender offer, including, without limitation, the substitution of new awards, the termination, cashout or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards, all as may be provided in the applicable Stock Incentive Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock. Any adjustment pursuant to this Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

           (c) The existence of the Plan and the Options granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

      5.3 Cash Awards. The Committee may, at any time and in its discretion, grant to any holder of an Option the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Option or the exercise of rights thereunder.

      5.4   Compliance with Code.   All Incentive  Stock Options
to be granted hereunder are intended  to comply with Code
Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

      5.5 Right to Terminate Service. Nothing in the Plan or in any Stock Incentive Agreement shall confer upon any Participant the right to continue as an employee, officer, director or consultant of the Company or any of its affiliates or affect the right of the Company or any of its affiliates to terminate the Participant's service at any time.

      5.6 Non-alienation of Benefits. Other than as specifically provided with regard to the Death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

       5.7 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of an Option shall adversely affect the rights of the Participant under such Option.

      5.8   Stockholder Approval.   The Plan  shall  be submitted
to the stockholders of the Company for their approval within twelve (12) months before or after its adoption by the Board of Directors. If such approval is not obtained, any Option granted under the Plan shall be void.

      5.9 Choice of Law. The laws of the State of Georgia shall govern the Plan, to the extent not preempted by federal law.

      5.10 Effective Date of Plan. The Plan shall become effective upon the date the Plan is approved by the Board of Directors.

      IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of this 22nd day of January, 1999.


                              CITIZENS BANCSHARES CORPORATION


                              By:__________________________________


                              Title:________________________________


ATTEST:

______________________________
Secretary

     [CORPORATE SEAL]